UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Act of 1934

Date of Report: August 3, 2004
(Date of earliest event reported)

Hawk Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-13797	34-1608156
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Public Square, Suite 1500, Cleveland, Ohio 44114
(Address of principal executive offices including zip code)

(216) 861-3553
(Registrant’s telephone number, including area code)

Item 7.  Financial Statements and Exhibits.

(c)	Exhibits:
	99.1	Hawk Corporation Press Release dated August 3, 2004

Item 12.  Results of Operations and Financial Condition.

On August 3, 2004, Hawk Corporation issued a press release containing Hawk’s financial results for the second fourth quarter of 2004 and the six months ended June 30, 2004. The press release was posted to Hawk’s website <www.hawkcorp.com> and a copy is also set forth in Exhibit 99.1.

Pursuant to General Instruction B, subsection 6, of Form 8-K, this exhibit is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, but is instead furnished as required by that section.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2004	HAWK CORPORATION
	By:	/s/ Thomas A. Gilbride
Thomas A. Gilbride
Vice President — Finance and Treasurer

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Hawk Corporation Press Release dated August 3, 2004

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